                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  FORM 8-K/A


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): July 3, 1996


                            RESPONSE ONCOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                   TENNESSEE
                (State or other jurisdiction of incorporation)


        0-15416                                          62-1212264
(Commission File Number)                    (I.R.S. Employer Identification No.)


                1775 MORIAH WOODS BLVD., MEMPHIS TENNESSEE 38117
          (Address of principal executive offices, including Zip Code)


                                 (901) 761-7000
              (Registrant's telephone number, including Area Code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 3, 1996, the Registrant acquired (the "Transaction") from the stockholders of Rymer, Zaravinos & Faig, M.D., P.A. (the "Sellers") 100% of the outstanding common stock (the "Acquired Stock") of Rymer, Zaravinos & Faig, M.D., P.A. (the "Acquired Business"). The total consideration (the "Purchase Price") paid for the Acquired Stock was approximately $5.9 million in cash, with the balance being paid by delivery of 117,600 restricted shares of common stock of the Registrant ("Registrant Common Stock"), valued at approximately $1.2 million. The delivery of the Registrant Common Stock as partial consideration for the Acquired Stock has not been registered under the Securities Act of 1933 in reliance upon an exemption from such registration.

         The Acquired Stock was purchased by the Registrant directly from the Sellers. At the time of the Transaction, the Sellers had no material relationship with the Registrant. The assets of the Acquired Business include medical equipment, accounts receivable, office furnishings and fixtures, rights under a certain lease for certain office space, employee base and expertise, know-how in respect of management of a medical practice in the oncology and hematology specialty, computer systems, accounting books and records and other intangible assets. Such assets were historically used in the conduct by the Acquired Business of a group medical practice in the oncology and hematology specialty.

         Simultaneous with the consummation of the Transaction, a newly-formed professional association wholly owned by the Sellers and formed to continue the group medical practice theretofore conducted by the Seller (the "New PA") entered into a long-term management services agreement (the "Service Agreement") with the Acquired Business providing for the management by the Acquired Business of the non-medical aspects of the practice thereafter conducted by the New PA. Pursuant to the Service Agreement, the Acquired Business will manage the non-medical aspects of the New PA's business and will permit the New PA to use office space, equipment and other assets owned or leased by the Acquired Business in exchange for an agreed-upon management fee.

         The cash portion of the Purchase Price was provided from the proceeds of a draw on the Registrant's unsecured acquisition credit facility provided through a syndicate of commercial banks led by NationsBank of Tennessee, N.A. Borrowings under such facility bear interest at a rate equal to LIBOR plus
2 5/8%, and are payable on or before May 31, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         1. Pro Forma Balance Sheet and Statement of Operations for Registrant and Acquired Business as of June 30, 1996 and for the year ended December 31, 1995 and the six months ended June 30, 1996.

         2. Audited Balance Sheet, Statement of Income, Statement of Shareholders' Equity, and the Statement of Cash Flows, including footnotes as of and for the year ended December 31, 1995 for Rymer, Zaravinos and Faig, M.D., P.A.+

         3. Exhibit 2(d) Stock Purchase Agreement by and among Response Oncology, Inc. and Stockholders of Rymer, Zaravinos & Faig, M.D., P.A. dated July 1, 1996.+

         4. Exhibit 10(u) Service Agreement between Response Oncology of Fort Lauderdale, Inc., Southeast Florida Hematology Oncology Group, P.A. and Stockholders of Southeast Florida Hematology Oncology Group, P.A. dated July 1, 1996.+ ++

----------
 + Previously filed on July 12, 1996

++ Portions of Exhibit 10(u) have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           RESPONSE ONCOLOGY, INC.
Dated: July 12, 1996               By: /s/ Debbie Elliott
                                       -----------------------------------------
                                       Debbie Elliott, Executive Vice President
                                       of Finance

RESPONSE ONCOLOGY, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
BASIS OF PRESENTATION


The accompanying pro forma consolidated balance sheet as of June 30, 1996 and the related pro forma consolidated statements of operations for the year ended December 31, 1995 and the six months ended June 30, 1996 give effect to the acquisitions of Southeast Florida Hematology Oncology Group, P.A. ("the Fort Lauderdale Practice") Jeffrey L. Paonessa, M.D., P.A. ("Paonessa"), Knoxville Hematology Oncology Associates ("KHOA") and Oncology Hematology Group of South Florida, P.A. ("OHG"), (collectively referred to as the "Groups") as if the acquisitions of the Groups had occurred on January 1, 1995. The pro forma information is based on the historical audited financial statements of Response Oncology, Inc. and subsidiaries (the "Company") and the Groups, giving effect to the acquisitions under the purchase method of accounting, and the assumptions and adjustments in the accompanying notes to the pro forma consolidated financial information.

The pro forma statements have been prepared by the Company's management based on the audited financial statements of the acquired entities. These pro forma statements may not be indicative of the results that would have occurred if the acquisitions had been in effect on the dates indicated or which may be obtained in the future. The pro forma statements do not reflect the effect of expense reductions and other operational changes, which, in the opinion of the Company, is likely to result in profitable operations for the Groups. The pro forma financial statements should be read in conjunction with the consolidated financial statements and notes of Response Oncology, Inc. and subsidiaries.

Response Oncology, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet
June 30, 1996
(Unaudited)

                                               Historical      Fort Lauderdale   Pro Forma    Total
                                                 Company         Practice       Adjustments  Proforma
                                               --------------------------------------------------------
Cash                                           $   156,021       $    35,563  $   (35,563) $   156,021
Short-term investments                             100,000                                     100,000
Accounts receivable, net                        19,513,233           625,077      134,923   20,273,233
Supplies                                         1,396,416           178,836     (118,019)   1,457,233
Prepaids                                           789,185                         43,987      833,172
Advances to affiliated physician groups          2,269,400                                   2,269,400
Other current assets                             1,144,360                                   1,144,360
                                               --------------------------------------------------------
   Total current assets                         25,368,615           839,476       25,328   26,233,419

Property and equipment, net                      5,492,805               265       18,460    5,511,530
Deferred charges, net                              608,344                                     608,344
Management Service Agreement                    43,839,012                     11,233,774   55,072,786
Other assets                                        94,839                                      94,839
                                               --------------------------------------------------------
   Total assets                                $75,403,615       $   839,741  $11,277,562  $87,520,918

Accounts payable                               $ 4,690,291       $   394,232  $  (197,204) $ 4,887,319
Accrued expenses                                 3,045,881                                   3,045,881
Notes payable                                      636,451           250,000     (250,000)     636,451
Capital lease obligations                           46,181                                      46,181
Deferred income taxes                                                 69,386      (69,386)
                                               --------------------------------------------------------
   Total current liabilities                     8,418,804           713,618     (516,590)   8,615,832

Notes Payable                                   33,378,362                      6,442,972   39,821,334
Deferred tax liability, noncurrent               9,615,942                      4,298,951   13,914,893
Minority Interest                                  322,166                                     322,166

Stockholders' equity
   Preferred stock                                  27,833                                      27,833
   Common stock                                     75,818               501          675       76,994
   Paid-in capital                              62,817,203                      1,177,176   63,994,379
   Retained earnings (accumulated deficit)     (39,252,513)          125,622     (125,622) (39,252,513)
                                               --------------------------------------------------------
   Total liabities and stockholders equity     $75,403,615       $   839,741  $11,277,562  $87,520,918
                                               ========================================================


See accompanying notes to pro forma consolidated financial information.

Response Oncology, Inc. and Subsididaries
Pro Forma Consolidated Statement of Operations
Period Ended June 30, 1996
(Unaudited)


                                                     Previous
                                                   Acquisitions
                                      Historical   Subsequent to       Pro Forma        Pro Forma
                                       Company     June 30, 1996      Adjustments        Results
                                                     Prior to
                                                    Acquisition
                                                  By The Company
                                     -------------------------------------------------------------
Revenue:
  Net revenue                        $28,439,467                    $ 4,059,758 (b)    $32,499,225
  Other Income                            73,946     $   79,311         (79,311)            73,946
  Net patient service revenue                         6,324,799      (6,324,799)(a)
                                     -------------------------------------------------------------
Total Revenue                         28,513,413      6,404,110      (2,344,352)        32,573,171
Expenses:
  Operating expenses                  21,774,512      3,439,814        (622,405)(a)     24,591,921
  General and administrative           2,718,852                                         2,718,852
  Depreciation and amortization        1,325,161         79,573         248,979 (d)      1,653,713
  Interest                               656,783         23,328         396,461 (c)      1,076,572
  Provision for doubtful accounts        822,341                                           822,341
                                     -------------------------------------------------------------
Total Expenses                        27,297,649      3,542,715          23,035         30,863,399
Earnings before minority interest      1,215,764      2,861,395      (2,367,387)         1,709,772
  Minority interest                      155,110                                           155,110
                                     -------------------------------------------------------------
Net Earnings to common stockholders  $ 1,060,654     $2,861,395     $(2,367,387)       $ 1,554,662
                                     =============================================================



                                        Fort Lauderdale    Pro Forma                      Total
                                           Practice       Adjustments    Pro Forma      Pro Forma
                                        ----------------------------------------------------------
Revenue:
  Net revenue                                            $ 1,514,222(b) $1,514,222     $34,013,447
  Other Income                                                                              73,946
  Net patient service revenue              $2,415,874     (2,415,874)(a)
                                        ----------------------------------------------------------
Total Revenue                               2,415,874       (901,652)    1,514,222      34,087,393
Expenses:
  Operating expenses                        2,551,640     (1,312,504)(a) 1,239,136      25,831,057
  General and administrative                                                             2,718,852
  Depreciation and amortization                 4,919        140,422(d)    145,341       1,799,054
  Interest                                      9,468        232,143(c)    241,611       1,318,183
  Provision for doubtful accounts                                                          822,341
                                        ----------------------------------------------------------
Total Expenses                              2,566,027       (939,939)    1,626,088      32,489,487
Earnings before income taxes                 (150,153)        38,287      (111,866)      1,597,906
  Income taxes                                                                             155,110
                                        ----------------------------------------------------------
Net Earnings to common stockholders        $ (150,153)   $    38,287    $ (111,866)    $ 1,442,796
                                        ==========================================================

See accompanying notes to pro forma consolidated financial information.

Response Oncology, Inc. and Subsididaries
Pro Forma Consolidated Statement of Operations
Year Ended December 31, 1995
(Unaudited)


                                                             Previous
                                                            Acquisition
                                            Historical      Subsequent to     Pro Forma        Pro Forma
                                             Company      December 31, 1995  Adjustments        Results
                                           --------------------------------------------------------------
Revenue:
  Net revenue                              $44,297,798                     $ 15,128,507 (b)   $59,426,305
  Other Income                                 282,011        $   352,353      (352,353)          282,011
  Net patient service revenue                                  22,542,140   (22,542,140)(a)
                                           --------------------------------------------------------------
Total Revenue                               44,579,809         22,894,493    (7,765,986)       59,708,316
Expenses:
  Operating expenses                        32,892,728         16,253,432    (3,987,659)(a)    45,158,501
  General and administrative                 5,512,306                                          5,512,306
  Depreciation and amortization              1,736,055            382,515     1,104,944 (d)     3,223,514
  Interest                                      16,860            269,114     2,158,596 (c)     2,444,570
  Provision for doubtful accounts            2,105,696                                          2,105,696
                                           --------------------------------------------------------------
Total Expenses                              42,263,645         16,905,061      (724,119)       58,444,587
Earnings before minority interest            2,316,164          5,989,432    (7,041,867)        1,263,729
  Minority interest                              1,806                                              1,806
                                           --------------------------------------------------------------
Earnings before income taxes                 2,314,358          5,989,432    (7,041,867)        1,261,923
  Income tax expense                                              210,000      (210,000)
                                           --------------------------------------------------------------
Net earnings                                 2,314,358          5,779,432    (6,831,867)        1,261,923
  Common stock dividend to
     preferred stockholders                      3,825                                              3,825
                                           --------------------------------------------------------------
Net earnings to common stockholders        $ 2,310,533        $ 5,779,432  $ (6,831,867)      $ 1,258,098
                                           ==============================================================

                                           Fort Lauderdale      Pro Forma                              Total
                                               Practice        Adjustments       Pro Forma           Pro Forma
                                           ------------------------------------------------         -----------
Revenue:
  Net revenue                                                $ 3,115,167 (b)    $ 3,115,167         $62,541,472
  Other Income                                                                                          282,011
  Net patient service revenue                 $5,007,546      (5,007,546)(a)
                                           ------------------------------------------------         -----------
Total Revenue                                  5,007,546      (1,892,379)         3,115,167          62,823,483
Expenses:
  Operating expenses                           4,591,540      (2,258,208)(a)      2,333,332          47,491,833
  General and administrative                                                                          5,512,306
  Depreciation and amortization                   14,065         280,748 (d)        294,813           3,518,327
  Interest                                                       483,223 (c)        483,223           2,927,793
  Provision for doubtful accounts                                                                     2,105,696
                                           ------------------------------------------------         -----------
Total Expenses                                 4,605,605      (1,494,237)         3,111,368          61,555,955
Earnings before minority interest                401,941        (398,142)             3,799           1,267,528
  Minority interest                                                                       0               1,806
                                           ------------------------------------------------         -----------
Earnings before income taxes                     401,941        (398,142)             3,799           1,265,722
  Income tax expense                              52,237         (52,237)                 0
                                           ------------------------------------------------         -----------
Net earnings                                     349,704        (345,905)             3,799           1,265,722
  Common stock dividend to
     preferred stockholders                                                               0               3,825
                                           ------------------------------------------------         -----------
Net earnings to common stockholders           $  349,704     $  (345,905)       $     3,799         $ 1,261,897
                                           ================================================         ===========


See accompanying notes to pro forma consolidated financial information.

RESPONSE ONCOLOGY, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


The accompanying pro forma consolidated financial information presents the pro forma financial condition of Response Oncology, Inc. and subsidiaries (the "Company") as of June 30, 1996 and the results of their operations for the year ended December 31, 1995 and the six months ended June 30, 1996.

On July 3, 1996, the Company acquired from unaffiliated individual sellers 100% of the issued and outstanding general partnership interest ("the Acquired Interests") of Southeast Florida Hematology Oncology Group, P.A. ("the Fort Lauderdale Practice")

The accompanying pro forma consolidated balance sheet includes the acquired assets, assumed liabilities and effects of financing, as if the Fort Lauderdale Practice had been acquired on June 30, 1996. The accompanying pro forma consolidated statements of operations reflect the pro forma results of operations, as adjusted, as if all acqusition practices held by the Company had been acquired on January 1, 1995.

PRO FORMA CONSOLIDATED BALANCE SHEET

The adjustments reflected in the pro forma consolidated balance sheet are to reflect the values of assets acquired and liabilities assumed in connection with the acquisition of the Fort Lauderdale Practice to reflect the issuance of long-term debt and cash payment to complete the acquisition; and to reflect the recording of management service agreements acquired.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

The adjustments reflected in the pro forma consolidated statements of operations are as follows:

(a) To eliminate certain revenues and expenses of the Groups' that would not constitute revenue to the Company or be the responsibility of the Company pursuant to the Service Agreement.
(b) To accrue net revenue resulting from service agreements related to the acquisition of the Group. Amounts were calculated based upon actual operating results for the period, as adjusted, under the terms of the related service agreement.
(c) To reflect interest on the long-term debt issued. Interest was calculated at the annual rates ranging from 5% to 9.5%.
(d) To record amortization of the intangible asset related to the service agreements. The assets are amortized over the service agreement period, or 40 years.

                                EXHIBIT INDEX



  Exhibit
  Number             Description of Exhibit
  -------            ----------------------
    2(d)             Stock Purchase Agreement by and among Response Oncology,
                     Inc., and Stockholders of Rymer, Zaravinos & Faig, M.D.,
                     P.A. dated July 1, 1996+

    10(u)            Service Agreement between Response Oncology of Fort
                     Lauderdale, Inc., Southeast Florida Hematology Oncology
                     Group, P.A. and Stockholders of Southeast Florida
                     Hematology Oncology Group, P.A. dated July 1, 1996+ ++


-------------
 + Previously filed on July 12, 1996

++ Portions of Exhibit 10(u) have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.